UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: June 27, 2019

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
1-12609	PG&E CORPORATION	California	94-3234914
1-2348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-1000 (Registrant’s telephone number, including area code)	77 Beale Street P.O. Box 770000 San Francisco, California 94177 (Address of principal executive offices) (Zip Code) (415) 973-7000 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	NYSE
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 7.01 Regulation FD Disclosure

As previously disclosed, on January 29, 2019, PG&E Corporation and its subsidiary, Pacific Gas and Electric Company (the “Utility,” and together with PG&E Corporation, the “Debtors”), filed voluntary petitions for relief under chapter 11 of title 11 (“Chapter 11”) of the United States Code in the U.S. Bankruptcy Court for the Northern District of California (the “Bankruptcy Court”). PG&E Corporation’s and the Utility’s Chapter 11 cases are being jointly administered under the caption In re: PG&E Corporation and Pacific Gas and Electric Company, Case No. 19-30088 (DM) (the “Chapter 11 Cases”).

On June 27, 2019, the Debtors jointly filed a monthly operating report for the period from May 1, 2019 to May 31, 2019 (the “May Monthly Operating Report”) with the Bankruptcy Court.

A copy of the May Monthly Operating Report is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information set forth in this Item 7.01 of this Current Report on Form 8-K and in Exhibit 99.1 is being furnished hereby and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Debtors’ filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such filings. The filing of this Current Report on Form 8-K (including the exhibit hereto or any information included herein or therein) shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

The May Monthly Operating Report (together with the monthly operating reports for prior periods, the “Monthly Operating Reports”) and other filings with the Bankruptcy Court related to the Chapter 11 Cases are available electronically at http://restructuring.primeclerk.com/pge. This website address contains third-party content and is provided for convenience only. Third-party content is the responsibility of the third party, and PG&E Corporation and the Utility disclaim liability for such content.

Cautionary Statement Regarding Financial Operating Data

The Debtors caution investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Reports, which were not prepared for the purpose of providing the basis for an investment decision relating to any securities of the Debtors. The Debtors prepared the Monthly Operating Reports solely for purposes of complying with the monthly operating reporting requirements applicable in the Debtors’ Chapter 11 Cases. The financial information contained in the Monthly Operating Reports is unaudited, limited in scope, and as such, has not been subject to procedures that would typically be applied to financial statements in accordance with accounting principles generally accepted in the United States of America. The Monthly Operating Reports should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of PG&E Corporation, the Utility or any of their subsidiaries, as the results of operations contained in the Monthly Operating Reports are not necessarily indicative of results which may be expected from any other period or for the full year, and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future. These unaudited financial statements were prepared using certain assumptions and estimates.  These assumptions and estimates are subject to revision.  Further, the amounts shown in this statement may differ materially due to adjustments in accruals, changes in facts and circumstances, changes in estimates, further analysis, and other factors.

Item 9.01 Financial Statements and Exhibits

Exhibits

The following Exhibit is being furnished, and is not deemed to be filed:

Exhibit 99.1
PG&E Corporation’s and Pacific Gas and Electric Company’s Monthly Operating Report for the month ended May 31, 2019, filed with the United States Bankruptcy Court for the Northern District of California

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation and the Utility’s Annual Report on Form 10-K for the year ended December 31, 2018, their Quarterly Report on Form 10-Q for the quarter ended March 31, 2019, and their subsequent reports filed with the Securities and Exchange Commission. Additional factors include, but are not limited to, those associated with PG&E Corporation’s and the Utility’s Chapter 11 Cases. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

	By:	/s/ DAVID S. THOMASON
Dated:	June 27, 2019	David S. Thomason Vice President and Controller

PACIFIC GAS AND ELECTRIC COMPANY

	By:	/s/ DAVID S. THOMASON
Dated:	June 27, 2019	David S. Thomason Vice President, Chief Financial Officer and Controller